EXHIBIT 10.3

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                       CONVERTIBLE SUBORDINATED DEBENTURE

$1,000,000                                                 Issued:  May 28, 1998
                                                               Due: May 28, 2001


        FOR VALUED RECEIVED, TELSCAPE INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Texas (herein referred to as the "COMPANY"), for value received, acknowledges itself indebted and hereby promises to pay to DEERE PARK CAPITAL MANAGEMENT, LLC, an Illinois limited liability company (the "REGISTERED OWNER"), as nominee, on the due date written above (the "DUE DATE"), the sum of One Million Dollars and No Cents ($1,000,000), along with interest accrued thereon from the date hereof at the rate of eight percent (8%) per annum; PROVIDED, HOWEVER, that following the occurrence and during the continuance of a Default (as defined below), the Company shall pay to Registered Owner interest from the date of such Default at the rate of twelve percent (12%) per annum on the outstanding balance of this Debenture. Payment of interest shall be made monthly in arrears on the last day of each calendar month (commencing May 31, 1998), and, after maturity, upon demand of Registered Owner.

        This Convertible Debenture is issued pursuant to the terms of that certain Securities Purchase Agreement of even date herewith between the Company and the Registered Owner (the "SECURITIES PURCHASE AGREEMENT"), to which reference is hereby made for additional provisions governing the obligations of the Company. Capitalized terms used in this Debenture which are not defined herein shall have the meanings assigned to them in the Securities Purchase Agreement

        1. PAYMENT OF PRINCIPAL AND INTEREST. The principal and interest outstanding under this Debenture shall be made at the principal office of the Registered Owner, located at 40 Skokie Boulevard, Suite 110, Northbrook, Illinois 60062. All computations of interest under this Debenture shall be made on the basis of a year of 365 days, for the actual number of days elapsed. The date of issuance of this Debenture shall be included in the calculation of interest. The date of redemption of this Debenture shall be excluded from the calculation of interest. Whenever any payment to be made under this Debenture shall be stated to be due on a Saturday,

Sunday, or public or bank holiday or the equivalent for banks generally under the laws of the State of Illinois (any other day being a "BUSINESS Day"), such payment may be made on the next succeeding business day.

        2. PREPAYMENT. The Company may prepay the Convertible Debenture at any time prior to its maturity; PROVIDED, HOWEVER, that only a prepayment of the entire principal amount and all accrued and unpaid interest owing on the Convertible Debenture may be made and an exit fee (the "EXIT FEE") shall be payable by the Company upon any such prepayment. The Exit Fee shall be an amount which is a function of the number of days after the Closing Date that the prepayment of the Convertible Debenture occurs (the "FULL PREPAYMENT DATE"), as set forth in the following table:

          Number of Days after Closing Date that

          Full PREPAYMENT OCCURS                            EXIT FEE

                  0-90                          6.6% of face amount of debenture
                  91-180                        7.2% of face amount of debenture
                  181-270                       8.8% of face amount of debenture
                  271 and thereafter            10% of face amount of debenture

Notwithstanding the foregoing or anything to the contrary contained in this Convertible Debenture, for each repayment period set forth in the table above (other than the 0-90 day period and any day after 365 days), the applicable Exit Fee shall be reduced PRO RATA based upon the actual number of days between the Full Prepayment Date and the ending date of the applicable repayment period

        3. TERMINATION OR SUSPENSION OF COMPANY'S OBLIGATION TO MAKE PAYMENTS. If the Common Stock closes at $33.50 or higher for twenty (20) consecutive Trading Days, as adjusted, without limitation, for any stock splits or combinations, the Company's obligation to make interest payments on the Convertible Debentures is terminated.

        4. SECURITY. This Debenture is not secured by any mortgage, pledge, encumbrance, security agreement or other security device, and only the full faith and credit of the Company are pledged for the payment of all principal and interest due under this Debenture.

        5.     CONVERSION.

               (a) CONVERSION CALCULATION. At any time after the effectiveness of Registration Statement, the Registered Owner is entitled to convert all, or any part thereof, of the unpaid principal and interest outstanding under this Debenture (the "OUTSTANDING DEBENTURE AMOUNT") into that number of fully paid and non-assessable shares of Common Stock (as defined in the Securities Purchase Agreement), at a price calculated as follows:

                      (i) if the Registered Owner converts the Outstanding
               Debenture Amount within the first six (6) months from the Initial Closing Date, the conversion price shall be equal to $29 per share (the "New Fixed Conversion Price"), or

                      (ii) if the Registered Owner converts the Outstanding
               Debenture Amount on the first day of the seventh month following the Initial Closing Date, or at any time thereafter, the conversion price shall be equal to the lesser of the New Fixed Conversion Price or the Variable Conversion Price (as defined in the Securities Purchase Agreement).

        Notwithstanding anything to the contrary, the Company shall have the option to pay the outstanding interest of the Convertible Debentures then issued upon receipt of the Conversion Notice (as defined below) in cash.

               (b) EXERCISE OF CONVERSION. To exercise its right of conversion, Registered Owner shall surrender the Debenture to the Company at its registered office, accompanied by a written notice in the form annexed hereto as EXHIBIT A, properly completed (the "CONVERSION NOTICE"). Within five (5) Trading Days following its receipt of the Debenture and Conversion Notice, the Company shall, assuming it has not elected to exercise its right to redeem pursuant to Paragraph 6 below, issue and deliver (i) a certificate or certificates for the number of full Conversion Shares issuable, registered in Registered Owner's name, and
        (ii) if less than the entire remaining outstanding principal balance of the Debenture is being converted, a replacement note in the remaining outstanding principal amount of the Debenture. Such conversion shall be deemed to have been effected and the number of Conversion Shares issuable in connection with such conversion shall be determined as of the close of business on the date on which the Debenture and Conversion Notice shall have been received by the Company.

        6. REDEMPTION. If at any time during the term of this Agreement the price per share of Common Stock has closed below the Redemption Floor Price, as adjusted pursuant Section 8.1 of the Securities Purchase Agreement, for three
(3) consecutive Trading Days, the Company may elect to redeem all or part of the Convertible Debentures, if the Investor subsequently issues a Conversion Notice and converts any Convertible Debenture, at one hundred seven percent (107%) of par, plus any accrued interest or unpaid dividends, by providing written notice via facsimile to the Investor on the Trading Day immediately following the third consecutive Trading Day that the Common Stock has closed below the Redemption Floor Price, as adjusted pursuant Section 8.1 of the Securities Purchase Agreement, of its intent to redeem and the extent of the redemption. Such written notice shall be valid and irrevocable for ten (10) Trading Days and shall automatically expire at the end of such 10-Trading Day period.

        7. REGISTRATION RIGHTS AGREEMENT. The resale of the shares of Common Stock issuable upon conversion of this Debenture is subject to the provisions of the Registration Rights Agreement of even date herewith by and between the Company and the Registered Owner.

        8.     DEFAULT.

               (a) DEFAULT. If any of the following events ("DEFAULTS") shall occur:

                      (i) the Company fails to pay within five (5) days when due or declared due (whether by scheduled maturity, required payment, acceleration, demand or otherwise) any principal or interest due hereunder or any amount payable to the Registered Owner under the Securities Purchase Agreement; or

                      (ii) the Company shall fail to perform or observe any
               covenant or agreement contained in Article VI of the Securities Purchase Agreement (other than with respect to any payment covenants, as to which subsection (i) shall apply), as the case may be, on its part to be performed or observed, and any such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Company by the Registered Owner;

then the Registered Owner may declare all or any portion of the principal and interest due hereunder and all amounts due under the Securities Purchase Agreement to be immediately due and payable.

               (b) RIGHTS AND REMEDIES. In the event of a Default, the Registered Owner shall have, in addition to any other rights and remedies contained in the Securities Purchase Agreement, all of which shall rights and remedies shall be cumulative, and non-exclusive, to the extent permitted by law, the Registered Owner shall have the right to immediately convert any remaining Outstanding Debenture Amount without further regard to the limitations set forth in Section 5 of this Debenture.

        9. SUBORDINATION. The Company and the Registered Owner shall enter into a Subordination Agreement at such time as the Company deems it appropriate in form and substance similar that Subordination Agreement attached as Exhibit D to the Securities Purchase Agreement.

        10. TRANSFER. THIS DEBENTURE IS REGISTERED IN THE NAME OF THE REGISTERED OWNER ON THE DEBENTURE REGISTER MAINTAINED BY THE COMPANY, AND IS TRANSFERABLE UPON THE WRITTEN ORDER OF THE REGISTERED OWNER. THIS DEBENTURE (AND THE COMMON STOCK OF THE COMPANY INTO WHICH IT MAY BE CONVERTED) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED WITHOUT THE REGISTRATION THEREOF UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

        11. CONSENT TO JURISDICTION. THE COMPANY AND THE REGISTERED OWNER (I) HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR ANY STATE COURT LOCATED IN COOK COUNTY, ILLINOIS FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS

DEBENTURE, AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. THE COMPANY AND THE REGISTERED OWNER CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THE SECURITIES PURCHASE AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

        12. AMENDMENTS. No amendment or waiver of any provision of this Convertible Debenture, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by Registered Owner, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Registered Owner, do any of the following: (i) reduce the principal of or interest on this Convertible Debenture, (ii) postpone the dates fixed for the payment of principal of or interest on the Convertible Debenture or (iii) affect adversely the right to convert this Convertible Debenture as provided in Section 5 hereof.

        13. EXPENSES. The Company agrees to promptly pay all costs and expenses (including attorneys' fees, expenses and disbursements, and costs of settlement and the fees, expenses and disbursements of experts or advisors) incurred by the Registered Owner in enforcing any obligations of or in collecting any payments due from the Company under this Convertible Debenture and the Securities Purchase Agreement.

        IN WITNESS WHEREOF, TELSCAPE INTERNATIONAL, INC. has caused this Debenture to be duly executed this 28th day of May, 1998.

TELSCAPE INTERNATIONAL, INC.

                                                   By:__________________________

                                                   Its:_________________________

                                                                       EXHIBIT A

                           [FORM OF CONVERSION NOTICE]

        TO:    Telscape International, Inc.

        The undersigned owner of this Debenture hereby: (i) irrevocably exercises the option to convert this Debenture, or the portion hereof below designated, for Common Stock of Telscape International, Inc. (the "Conversion Shares") in accordance with the terms hereof and (ii) directs that such Conversion Shares deliverable upon the conversion, together with any check in payment for fractional shares and interest and any Debenture or Debentures representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If Conversion Shares are to be delivered or registered in the name of a person other than the undersigned, the undersigned will pay all taxes with respect thereto, and the Company will not be required to issue or deliver a certificate for such Conversion Shares until the undersigned has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

Dated:_____________
                                                   _____________________________
                                                             Signature

Fill in for registration of shares if to be delivered, and of Debentures if to be issued, otherwise than to and in the name of the registered holder.

                                                   _____________________________
                                                     Social Security or Other
                                                   Taxpayer Identifying Number

_____________________________
               (Name)

_____________________________
        (Street Address)

_____________________________
        (City, State and Zip Code)
(Please print name and address)

                            Principal Amount to be Converted (if less than all):
                            $_____________________________

                             STOCK PURCHASE WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

Warrant A-2
May 28, 1998

               Warrant to Purchase 2,427 Shares of Common Stock of
                          Telscape International, Inc.

     Telscape International., a Texas corporation (the "COMPANY"), hereby acknowledges that Deere Park Capital Management, LLC ("INVESTOR"), as nominee, or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company, at any time beginning on the eleventh
(11th) Trading Day after the effectiveness of the Registration Statement and continuing for three years thereafter, the above number of fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Company (the "COMMON STOCK") at the Purchase Price (hereinafter defined), as the same may be adjusted pursuant to Section 5 herein. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Warrant is subject to the provisions of the Registration Rights Agreement of even date herewith (the "REGISTRATION RIGHTS AGREEMENT") between the Company and the Investor.

     1.     DEFINITIONS.

            (a) "AGREEMENT" shall mean the Securities Purchase Agreement of even date herewith between the Company and the Investor.

            (b) "INVESTOR" shall mean Deere Park Capital Management, LLC, an Illinois limited liability company.

            (c) "PURCHASE PRICE" shall be $20.60 per share.

            (d) "WARRANT HOLDER" shall mean the Investor or any permitted assignee of all or any portion of this Warrant.

            (e) "WARRANT SHARES" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

            (f) Other capitalized terms used herein which are defined in the Agreement shall have the same meanings herein as therein.

     2.     EXERCISE OR EXCHANGE OF WARRANT.

            (a) This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time by surrender of this Warrant, together with the form of exercise attached hereto as Exhibit A (the "EXERCISE FORM") duly executed by Warrant Holder, together with the full Purchase Price (as defined in Section 1) for each share of Common Stock as to which this Warrant is exercised, to the Company at the address set forth in Section 13 hereof. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted Warrant Shares.

            (b) The "DATE OF EXERCISE" of the Warrant shall be the date that the completed Exercise Form is delivered to the Company, together with the original Warrant and payment in full of the Purchase Price.

     3.     DELIVERY OF STOCK CERTIFICATES.

            (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) Trading Days (as defined in the Securities Purchase Agreement) thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

            (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall be entitled to cash equal to the fair market value of such fractional share. For purposes of this Warrant, "FAIR MARKET VALUE" shall equal the closing bid price of the Common Stock on the Nasdaq National Market or Small-Cap Market, the American Stock Exchange or the New York Stock Exchange, whichever is the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET") on the date of exercise hereof, or if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market or Small-Cap Market, the closing bid price on the over-the-counter market as furnished by any New York Stock Exchange member firm that makes a market in the Common Stock reasonably selected from time to time by the Company for that purpose, or, if the Common Stock is not traded over-the-counter and the average price cannot be determined as contemplated above, the fair market value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors.

     4. COVENANTS OF THE COMPANY.

            (a) The Company shall insure that a registration statement under the Securities Act covering the resale or other disposition thereof of the Warrant Shares by the Warrant Holder is effective to the extent provided by the Registration Rights Agreement.

            (b) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation, the notification of the Nasdaq National Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

            (c) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market and shall not amend its Articles of Incorporation or By-Laws so as to adversely affect any rights of the Warrant Holder under this Warrant; provided, however, that increasing the number of authorized shares shall not be deemed a material adverse effect.

            (d) The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

            (e) The Warrant Shares, when issued in accordance with the terms hereof; will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

            (f) With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act ("RULE 144") and any other rule or regulation of the Securities and Exchange Commission (the "SEC"), that may at any time permit Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:
(i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

     5. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

            (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Purchase Price, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

            (b) STOCK DIVIDEND. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into or exchangeable for Common Stock ("COMMON STOCK EQUIVALENTS"), without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable).

            (c) OTHER DISTRIBUTIONS. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of a dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets without payment of any consideration by holders of Common Stock (other than cash, Common Stock or securities convertible into or exchangeable for Common Stock), then, in any such case, the Warrant Holder shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Warrant Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date determining the shareholders entitled to participate in such distribution (the "DETERMINATION DATE") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Purchase Price determined by multiplying the Purchase Price on the

Determination Date by a fraction, the numerator of which is the result of such Purchase Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined in good faith by the Company's Board of Directors) and the denominator of which is such Purchase Price.

            (d) MERGER, CONSOLIDATION, ETC. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "CONSOLIDATION EVENT"), then the Warrant Holder shall be entitled to receive upon such transfer, merger or consolidation becoming effective, and upon payment of the aggregate Purchase Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised immediately prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company shall not effect any Consolidation Event unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Warrant Holder such shares of stock and/or securities as the Warrant Holder is entitled to receive had this Warrant been exercised in accordance with the foregoing; provided, however, that if as of the third business day prior to the consummation of the Consolidation Event the closing bid price of the Common Stock shall be equal to at least 200% of the Purchase Price, then the Warrant shall be automatically exchanged on the date of consummation of the Consolidation Event, as provided in Section 2 hereof.

            (e) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a reclassification of any securities as to which purchase rights under this Warrant exist, into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

            (f) PURCHASE PRICE ADJUSTMENT. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than issuance of shares of Common Stock upon conversion thereof, shares or options issued or which may be issued to employees, directors or consultants as of the date hereof or shares issued upon exercise of options, warrants or rights outstanding as of the date hereof) at an effective purchase price per share which is less than the Purchase Price then in effect and more than fifteen percent (15%) less than the fair market value (as hereinabove defined) of the Common Stock on the Trading Day next preceding such issue or sale, then in each such case, the Purchase Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Purchase Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, including, without duplication, those deemed to have been issued under the Warrants plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such fair market value then in effect and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale including, without duplication, those deemed to have been issued under the Warrants. For purposes of the foregoing fraction, Common Stock outstanding shall include, without limitation, any equity offerings then outstanding, whether or not they are exercisable or convertible when such fraction is to be determined.

     The foregoing price adjustment shall not apply to the issuance of shares of Common Stock which may be issued upon exercise of options under the Company's employee or director stock option plans, upon the conversion or exchange of convertible or exchangeable securities or upon the exercise of warrants, or other rights, which options, convertible or exchangeable securities, warrants or other rights are outstanding on the date of execution and delivery of this Warrant.

     The number of shares which may be purchased shall be increased proportionately to any reduction in Purchase Price pursuant to this paragraph 5(f), so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares of Common Stock shall be the same as the aggregate Purchase Price in effect immediately prior to such adjustments.

     Notwithstanding anything else contained in this Warrant to the contrary, there shall be no adjustment of the Purchase Price or the number of shares of Common Stock issuable pursuant to the exercise of this Warrant in the event that during the term of this Warrant, the Company issues shares of Common Stock, or securities convertible into Common Stock to the Purchaser.

            (g) ADJUSTMENTS; ADDITIONAL SHARES, SECURITIES OR ASSETS. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, the Warrant Holder shall, upon exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

     6. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

     7. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Purchase Price or number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall execute and deliver (by first class mail, postage prepaid) to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment.

     8. RIGHTS AS SHAREHOLDER. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     9. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10. CONSENT TO JURISDICTION. THE COMPANY (I) HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR ANY STATE COURT LOCATED IN COOK COUNTY, ILLINOIS FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER.

THE COMPANY CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     11. ENTIRE AGREEMENT; AMENDMENTS. This Warrant, the Registration Rights Agreement and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     12.    RESTRICTED SECURITIES.

            (a) REGISTRATION OR EXEMPTION REQUIRED. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act of 1933. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

            (b) LEGEND. The Warrant and any Warrant Shares issued upon exercise thereof (until a registration statement has been declared effective by the SEC with respect to the Warrant Shares, at which time, such legend shall be removed, and the Warrant Shares shall be freely tradeable), shall bear the following legend:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

            (c) ASSIGNMENT. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder after delivery to the Company of the original Warrant or Warrants for cancellation, a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     13. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     to the Company:         Telscape International, Inc.
                             2700 Post Oak Boulevard
                             Suite 1000
                             Houston, Texas  77056
                             Attention:  Todd M. Binet, Executive Vice President
                             Facsimile No.:  (713) 968-0930

     to the Warrant Holder:  Deere Park Capital Management, LLC
                             40 Skokie Boulevard, Suite 110
                             Northbrook, IL  60062
                             Attention: Douglas A. Gerrard, President
                             Facsimile: (847) 509-8529

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least 10 days prior written notice of such changed address or facsimile number to the other party hereto.

     14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                                        TELSCAPE INTERNATIONAL, INC.

                                        By:_____________________________

                                        Title:__________________________

                                    EXHIBIT A

                            FORM OF WARRANT EXERCISE

        I/we hereby exercise Telscape International, Inc. (the "Company") Common Stock Purchases Warrant #_________________.

        (a)    Number of Shares of the Company common stock covered
               in Purchase Warrant #______________            __________________

        (b)    Total Exercise price (____________ per share)  $_________________

        _____________________________________   ________________________________
        Signature                               Employment Identification Number

        ___________________________________________
        Name (please print)

        _______________________________________________________________________
        Address

        _______________________________________________________________________

        ___________________________________________
        Telephone Number

        _________________________________________  ____________________________
        Signature                                  Employment Identification No.

        _________________________________________
        Name (please print)

        _______________________________________________________________________
        Address

        _______________________________________________________________________

        __________________________________________
        Telephone Number

I wish to register my shares of the Company common stock as follows:

a.      (   )  Individual Ownership
b.      (   )  Husband and Wife as Community Property
c.      (   )  Joint Tenants w/Right to Survivorship (JTRS)
d.      (   )  Tenants in Common
e.      (   )  Other_________________________________

Dated:___________________________________, 19__.

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

          (To be executed by the registered Warrant Holder desiring to transfer the Warrant)

        FOR VALUED RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ______________ shares of the Common Stock of TELSCAPE INTERNATIONAL, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:

_______________________________
Signature

Fill in for new Registration of Warrant:

_________________________________________
Name

_________________________________________
Address

_________________________________________
Please print name and address of assignee
(including zip code number)

NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.